UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________
FORM 8-K

____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 31, 2016 (March 30, 2016)

______________________________
CUMULUS MEDIA INC.

(Exact name of registrant as specified in its charter)

______________________________

Delaware	000-24525	36-4159663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3280 Peachtree Road, N.W., Suite 2300, Atlanta GA		30305
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (404) 949-0700
n/a

(Former name or former address, if changed since last report)

 _________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2016, Cumulus Media Inc. (the “Company”) entered into amendments to its employment agreements with each of Joseph P. Hannan, the Company’s Senior Vice President, Treasurer and Chief Financial Officer, and Richard S. Denning, the Company’s Senior Vice President, Secretary and General Counsel (the “Executive Employment Agreement Amendments”).

The Executive Employment Agreement Amendments modify the annual cash bonus structure applicable for each of Messrs. Hannan and Denning. Pursuant to the Executive Employment Agreement Amendments, effective January 1, 2016, each of Messrs. Hannan and Denning will be eligible for an annual cash bonus based upon achievement of performance criteria or goals set forth in an annual executive incentive plan (the “EIP”) proposed by the Chief Executive Officer to the compensation committee of the Company’s board of directors (the “Compensation Committee”) for its approval. Criteria and goals in the EIP may relate, without limitation, to the executive, the various job duties of the executive, and/or the performance of the Company as a whole, as such criteria and goals are determined each year by the Chief Executive Officer. If in any given year the Compensation Committee does not approve an EIP proposed by the Chief Executive Officer, or the Chief Executive Officer elects not to propose an EIP, the basis for annual cash bonuses to the executives will be governed by the bonus provisions in their respective employment agreements that were in effect immediately prior to January 1, 2016.

The annual cash bonus will be calculated as a percentage of each executive’s base salary, with target award opportunities for Mr. Hannan of 50% and Mr. Denning of 40%, or a higher amount as determined by the Chief Executive Officer. In any year in which the Compensation Committee approves the EIP, it may adjust, only in respect of that year, the target bonus applicable for each executive.

The foregoing description of the Executive Employment Agreement Amendments is qualified in its entirety by reference to the full text thereof, which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

The Company is party to an employment agreement with Suzanne Grimes, the Company’s Executive Vice President of Corporate Marketing and President of Westwood division, which agreement was also amended on March 30, 2016 (as amended, the “Grimes Employment Agreement”). The Grimes Employment Agreement has an initial term through July 3, 2018 and contains a provision for automatic extensions for one-year periods thereafter, unless terminated in advance by either party in accordance with the terms thereof.

The Grimes Employment Agreement provides that Ms. Grimes is entitled to receive an annual base salary of $600,000, subject to annual increase. The Grimes Employment Agreement also provides that, beginning in 2016, Ms. Grimes will be eligible for an annual cash bonus based upon the achievement of performance criteria or goals set forth in an EIP proposed by the Chief Executive Officer, similar to that of the Company’s other executive officers described above. Ms. Grimes target award opportunity is set at 80% of her base salary, subject to the potential adjustment as described above for the Company’s other executive officers.

The Grimes Employment Agreement provides that Ms. Grimes was entitled to receive an initial award of options to purchase 200,000 shares of the Company’s Class A common stock and that she be eligible to receive, and that the Chief Executive Officer will recommend that she receive, an additional award of options to purchase 200,000 shares of the Company’s Class A common stock in the first quarter of 2017, subject to the approval of the Compensation Committee.

In the event the Company terminates Ms. Grimes’s employment without “cause” or if Ms. Grimes terminates her employment for “good reason” (as these terms are defined in the Grimes Employment Agreement) during the term of the agreement, subject to Ms. Grimes entering into a separation and release agreement with the Company (which shall include a non-disparagement commitment from Ms. Grimes), Ms. Grimes will be entitled to the following:

•	payment of her base salary and target annual bonus through the remaining term of the agreement;

•	at the Company’s election, reimbursement or direct payment for 18 months of COBRA coverage, provided that Ms. Grimes elects such coverage and remains eligible therefor.

In the event Ms. Grimes is terminated with cause, then the Company will only be obligated to pay her any unpaid base salary, earned and payable bonus payments and unreimbursed expenses that were accrued, but unpaid. If Ms. Grimes’ employment is terminated due to death or disability, the Company will be obligated to pay only her earned, but unpaid base salary.

During her employment and for 12 months following her termination, Ms. Grimes is subject to compliance with confidentiality and non-solicitation covenants in the Grimes Employment Agreement. In addition, during her employment and for six months following her termination, Ms. Grimes is subject to a non-compete covenant in the Grimes Employment Agreement.

The foregoing description of the Grimes Employment Agreement is qualified in its entirety by reference to the full text thereof and amendment thereto, which are attached hereto as Exhibits 10.3 and 10.4 and are incorporated by reference herein.

Also on March 30, 2016, the Company and Mary G. Berner, the Company’s Chief Executive Officer, entered into an amendment to her employment agreement, dated September 29, 2015 (the “Berner Employment Agreement Amendment”), pursuant to which Ms. Berner’s title changed from Chief Executive Officer to President and Chief Executive Officer. A copy of the Berner Employment Agreement Amendment is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(a)	Exhibits.

Number	Exhibit
10.1	First Amendment to Employment Agreement, dated March 30, 2016, by and between Cumulus Media Inc. and Joseph P. Hannan
10.2	First Amendment to Employment Agreement, dated March 30, 2016, by and between Cumulus Media Inc. and Richard S. Denning
10.3	Employment Agreement, dated as of December 13, 2015, by and between Cumulus Media Inc. and Suzanne Grimes
10.4	First Amendment to Employment Agreement, dated March 30, 2016, by and between Cumulus Media Inc. and Suzanne Grimes
10.5	First Amendment to Employment Agreement, dated March 30, 2016, by and between Cumulus Media Inc.and Mary G. Berner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.

By:	/s/ Joseph P. Hannan
Name: Joseph P. Hannan
Title: Senior Vice President, Treasurer and Chief Financial Officer
Date: March 31, 2016

Exhibit Index

Number	Exhibit

10.1	First Amendment to Employment Agreement, dated March 30, 2016, by and between Cumulus Media Inc. and Joseph P. Hannan
10.2	First Amendment to Employment Agreement, dated March 30, 2016, by and between Cumulus Media Inc. and Richard S. Denning
10.3	Employment Agreement, dated as of December 13, 2015, by and between Cumulus Media Inc. and Suzanne Grimes
10.4	First Amendment to Employment Agreement, dated March 30, 2016, by and between Cumulus Media Inc. and Suzanne Grimes
10.5	First Amendment to Employment Agreement, dated March 30, 2016, by and between Cumulus Media Inc. and Mary G. Berner